EXHIBIT 10.2

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of December 7th, 2014 (the “Effective Date”) by and among Angstron Holdings Corporation, a Nevada corporation (the “Company”), and the undersigned purchaser (the “Purchaser”).

RECITALS

WHEREAS, the Company desires to sell three thousand six hundred forty eighty three (3,683) (“Shares”) of the Company’s to be designated Series B Convertible Preferred Stock (“Series B Stock”) for a purchase price of Three Hundred Thirty Six Thousand Six Hundred and Sixty Seven United States Dollars (USD $336,667); and

WHEREAS, the Purchaser desires to purchase and the Company desires to sell the Shares on the terms and conditions described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchaser, intending to be legally bound, hereby severally and not jointly agree as follows:

PURCHASE OF SHARES.  Subject to the terms of this Agreement, at the Closing (as defined below) the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, three thousand six hundred eighty three (3,683) Shares of the Series B Stock of the Company, for an aggregate purchase price of Three Hundred Thirty Six Thousand Six Hundred and Sixty Seven United States Dollars (USD $336,667) (the “Purchase Price”).

USE OF PROCEEDS.  The Company shall use the proceeds from the sale of the Shares for general and administrative expenses, research and development.

THE CLOSING

Closing Date.  The closing of the sale and purchase of the Shares (the “Closing”) shall be held on the Effective Date.

Delivery.  At the Closing, (i) the Purchaser will deliver to the Company wire transfer funds in the amount equal to the Purchase Price; and (ii) the Company will issue and deliver to the Purchaser a certificate or certificates representing the Shares, which shall be registered in the name of the Purchaser or such other name as shall be designated by the Purchaser.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby represents and warrants to the Purchaser at the Closing, as of the date of such Closing, as follows:

Organization and Authority.  The Company  (i) is a corporation or company, as applicable, validly existing and in good standing under the laws of the State of Nevada (ii) has all requisite corporate power or company power, as applicable, and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power or company power, as applicable, and authority to execute, deliver and perform their obligations under this Agreement, and to consummate the transactions contemplated thereby.

Authorization.  This Agreement has been duly and validly authorized by the Company.  This Agreement, assuming due execution and delivery by the Purchaser, when the Agreement is executed and delivered by the Company, will be, a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement other than such filings as may be required by any federal or state securities laws.

Private Placement. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 5 below and as set forth on Exhibit A, no registration under the Securities Act of 1933, as amended (the “Securities Act”) is required for the offer and sale of the Shares by the Company to the Purchaser as contemplated hereby.

No Integration.  None of the Company, its affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an "Affiliate"), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to which no representation or warranty is given) has, directly or indirectly, solicited any offer to buy, sold or offered to sell any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act.

No General Solicitation.  None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Purchaser, as to which no representation or warranty is given) has, directly or indirectly, solicited offers for or offered or sold the Shares by means of any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

Regulation S; No Directed Selling Efforts; Compliance with Offering Restrictions.  With respect to those Shares being sold in reliance upon Regulation S, none of the Company, its Affiliates, or any person acting on its or any of their behalf has engaged in any directed selling efforts within the meaning of Regulation S; and each of the Company, its Affiliates and all persons acting on its or any of their behalf has complied with the offering restrictions requirements of Regulation S in connection with the offering of the Shares outside the United States.

No Material Adverse Change. Since the date of the most recent quarterly report on From 10-Q for the period ended September 30, 2014, filed with the Securities and Exchange Commission on November 19, 2014: (i) there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), earnings, business, properties, management, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity; (ii) there has been no change in the capital stock or long-term debt of the Company or any of its subsidiaries; (iii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

Capitalization and Related Matters. The entire authorized capital stock of the Company as of the Closing Date consists of a six billion (6,000,000,000) shares of stock, of which one billion (1,000,000,000) shares are designated Series A Preferred Stock, par value of $0.001 per share, and five billion (5,000,000,000) shares are designated Common Stock, par value of $0.001 per share.  One Thousand Three Hundred (1,300) shares of Series A Preferred Stock are currently issued and outstanding and One Million Two Hundred Seventy Seven Thousand Thirty Nine (1,277,039) of Common Stock are currently issued and outstanding.  All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries.

No Violation or Default. Neither the Company nor any of its subsidiaries is: (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

No Conflicts. The execution, delivery and performance of the this Agreement by the Company, the issuance and delivery of the Shares and compliance by the Company with the terms hereof and the consummation of the transactions contemplated by this Agreement will not: (i) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries; (ii) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject; or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and delivery of the Shares and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by this Agreement.

Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings ("Actions") pending to which the Company or any of its subsidiaries is or may be a party or to which any property, right or asset of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business, properties, management, operations or prospects of the Company and its subsidiaries, considered as one entity, or adversely affect the performance by the Company of its obligations under this Agreement (a "Material Adverse Effect").; and, to the knowledge of the Company, no such Actions are threatened or contemplated by any governmental or regulatory authority or by others.

Taxes. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them.

Disclosure. The Company has delivered or made available to the Purchaser correct and complete copies of the charter and bylaws of the Company (as amended to date).  The minute books containing the records of the meetings of shareholders, the board of directors, and any committees of the board of directors, the stock certificate book and stock records book for the Company are true and correct.

No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Purchaser for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

Investment Company Act.  The Company is not, and as a result of the sale of the Shares or the receipt or application of the proceeds of the sale of the Shares will not be, required to register under the US Investment Company Act of 1940, as amended.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser acknowledges that this subscription may be accepted or rejected, in whole or in part, by the Company in its sole discretion prior to the Closing.  The Company shall have no obligation to issue and sell the Shares to the Purchaser unless and until this Agreement is executed and delivered by the Purchaser and accepted by the Company and the Company has received the Purchase Price.

Except as provided under applicable state securities laws, this subscription is irrevocable upon acceptance by the Company, except that the Purchaser shall have no obligation under it in the event that the subscription is rejected in whole or the offering of the Shares is canceled.

The Purchaser recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) the Purchaser may not be able to liquidate his or her investment; (iii) transferability of the Shares is extremely limited; (iv) in the event of a disposition of the Shares, the Purchaser could sustain the loss of his entire investment, and (v) the Company has not paid any dividends since inception and does not anticipate the payment of dividends in the foreseeable future.

Regulation S Exemption.  The Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares.  In this regard, the Purchaser represents, warrants and agrees that:

The Purchaser is not a U.S. Person (as defined below).  A U.S. Person means any one of the following:

any U.S. Citizen

any natural person resident in the United States of America;

any partnership or corporation organized or incorporated under the laws of the United States of America;

any estate of which any executor or administrator is a U.S. person;

any trust of which any trustee is a U.S. person;

any agency or branch of a foreign entity located in the United States of America;

any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

any partnership or corporation if: (a) organized or incorporated under the laws of any foreign jurisdiction; and (b) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, Purchaser was outside of the United States.

The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (“Restricted Period”), offer, sell, pledge or otherwise transfer the Shares or the Common Shares they are convertible into in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares or the Common Shares they are convertible into only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

The Purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

Neither the Purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.  The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only incompliance with any local applicable securities laws.

Each certificate representing the Shares shall be endorsed with the following legends:

“THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

Any other legend required to be placed thereon by applicable federal or state securities laws.

The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares.

The Purchaser hereby acknowledges and represents that the Purchaser has prior investment experience, including investment in securities that are not listed, are unregistered and are not traded on any stock exchange or an automated quotation system.

The Purchaser hereby acknowledges receipt and careful review of this Agreement and hereby represents that the Purchaser has been furnished by the Company during the course of this transaction with all information regarding the Company and the Shares that the Purchaser has requested or desired to know, has been afforded the opportunity to ask questions of, and to receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of the Shares and the affairs of the Company and has received any additional information which the Purchaser has requested. In evaluating the suitability of this investment in the Company, the Purchaser has not relied upon any representations or other information (whether oral or written) other than as set forth in this Agreement.

To the extent the Purchaser has deemed necessary, the Purchaser has retained, at the sole expense of the Purchaser, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Shares hereunder.

The Purchaser represents that no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

The Purchaser hereby represents that such Purchaser either by reason of the Purchaser’s business or financial experience, or the business or financial experience of the Purchaser’s professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect such Purchaser’s interests in connection with the transaction contemplated hereby and to adequately evaluate the risks and merits of the investment in the Shares.

The Purchaser is able to bear the substantial economic risks of an investment in the Company and could afford a complete loss of such investment.  The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth and the Purchaser's investment in the Company will not cause such overall commitment to become excessive.  The Purchaser has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the Purchaser's investment in the Company, and the Purchaser has no need for liquidity in this investment.

The Purchaser hereby acknowledges that the Shares have not been reviewed by the Commission or any state regulatory authority, and that the sale of the Shares is intended to be exempt from the registration requirements of Section 8 of the Securities Act based in part upon the Purchaser’s representations and agreements contained in this Agreement.  The Purchaser agrees that it shall not sell or otherwise transfer the Shares unless they are registered under the Securities Act and applicable state securities laws or unless and until the Company receives an opinion of counsel satisfactory to the Company that an exemption from such registration is available.  The Purchaser acknowledges that no federal or state agency has made any determination as to the fairness of the offering of the Shares, or any recommendation or endorsement of the Shares.

The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser’s investment intention.  In this connection, the Purchaser hereby represents that the Purchaser is purchasing the Shares for the Purchaser’s own account for investment and not with a view toward the resale or distribution to others.  If other than a natural person, the Purchaser was not formed for the purpose of purchasing the Shares.

The Purchaser understands that the Shares or the Common Shares they are convertible into may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely.  In particular, the Purchaser is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such rule are met.

The Purchaser acknowledges that except as set forth in Section 4 of this Agreement, the Company has made no representations with respect to registration of the Shares, that no such registration is contemplated in the foreseeable future, that there can be no assurance that there will be any market for the Shares in the future, and that, as a result, the Purchaser must be prepared to bear the economic risk of his or her entire investment for an indefinite period of time.

The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Shares that such Shares have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Shares.

The Purchaser hereby represents that the address of the Purchaser furnished by Purchaser on the signature page hereof is the Purchaser’s legal residence or principal business address, as the case may be.

The Purchaser represents that the Purchaser has full power and authority to execute and deliver this Agreement and to purchase the Shares.  This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

The Purchaser acknowledges that at such time, if ever, as the Shares are registered under the Securities Act, sales of the Shares will continue to be subject to state securities laws.

The Purchaser represents and warrants that such Purchaser has not engaged, consented to nor authorized any broker, finder or intermediary to act on such Purchaser’s behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Purchaser hereunder.

The Purchaser shall be the beneficial owner of the Shares for which such Purchaser subscribes.

If this Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity, the Purchaser has been duly authorized to execute and deliver this Agreement and all other documents and instruments executed and delivered on behalf of such entity in connection with this investment in the Company.

The Purchaser has completed the Statement of Investor Status attached hereto as Exhibit A, and represents and warrants that the information contained in such documents is true and complete as of the date of this Agreement.

The foregoing representations and warranties are true as of the date of this Agreement and shall be true as of the date each Closing.  If, in any respect, such representations and warranties shall not be true on or prior to such dates, the Purchaser will give prompt written notice of such fact to the Company.

The Purchaser understands and acknowledges that the Company may conduct additional offerings simultaneously and may issue shares of its Common Stock or other securities at a per share price that may be different than the purchase price paid for the Shares or with other terms and conditions that may not be offered to the Purchaser hereto.

POST-CLOSING COVENANTS OF THE COMPANY

Certificate of Designations.  Within ten (10) business days of the Effective Date, the Company shall, or shall cause, the filing of a Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company with the Secretary of State of Nevada, in a form substantially similar to Exhibit B.

“MARKET STAND-OFF” AGREEMENT

The Purchaser agrees that, if the Purchaser is requested by the Company or an underwriter (an “Underwriter”) of shares of the Company’s Series B Stock or other securities of the Company, the Purchaser will not sell, assign or otherwise transfer or dispose of any Common Stock or other securities of the Company held by it or under its control for a specified period of time (not to exceed 180 days) following the effective date of a registration statement filed by the Company under the Securities Act in connection with such underwritten offering; provided that all other shareholders of the Company agrees to substantially similar terms restricting the sale, assignment or other transfer or disposition of any of any securities of the Company securities of the Company.  Although the provisions of this Section shall be binding upon the Purchaser and his successors and assigns without the execution of any further agreements or documents memorializing this obligation, if the Company or an Underwriter so requests the Purchaser will execute such further agreements and documents as are requested to further memorialize this obligation.  Any such further agreements or documents shall be in a form satisfactory to the Company and the Underwriter.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the specified period.

MISCELLANEOUS

Notice.  Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by overnight delivery by reputable international courier (i.e., DHL or Federal Express) with delivery confirmation or delivered by hand against written receipt therefor, if to the Company addressed to 800 E. Colorado Blvd., Suite 888, Pasadena, CA 91101 Attn: Chief Executive Officer, or such other address as has been provided to the Purchaser by the Company in writing, and if to the Purchaser at the Purchaser’s address stated on the signature page of this Agreement, or such other address as has been provided to the Company by the Purchaser in writing.  Notices shall be deemed to have been given or delivered on the date delivery is confirmed, except notices of change of address, which shall be deemed to have been given or delivered when received.

Amendment.  This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

Successors and Assigns; Entire Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.  Any such transferee or assignee of the Purchaser will be bound by this Agreement and shall explicitly assume any obligations of the Purchaser under this Agreement in a writing delivered to the Company.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merge and supersede all prior discussions, agreements and understandings of any and every nature among them.

Waiver.  A waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by the same party.

Further Assurances.  The parties shall execute and deliver all such further documents, agreements and instruments and shall take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

Counterparts.  This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.  Executed facsimile or other electronic signature pages (e.g., portable document format) to this Agreement shall be considered originals.

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to principles of conflicts or choice of law.

Expenses.  The Purchaser will pay such Purchaser’s own expenses in connection with the transactions contemplated hereby, whether or not such transactions are consummated.

Survival.  The representations, warranties and covenants of the Purchaser contained herein shall survive the closing of the purchase and sale of the Shares and any transfer or disposition of the Shares.

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IN WITNESS WHEREOF, the parties have executed this SECURITIES PURCHASE AGREEMENT as of the date first written above.

COMPANY:

ANGSTRON HOLDINGS CORPORATION

By: /s/ Jianguo Xu

Name: Jianguo Xu

Title: President and Chief Executive Officer

PURCHASER:

______________________________________

Signature of Purchaser (or Authorized Person)

______________________________________

Print Name of Authorized Person

______________________________________

Print Name of Purchaser

Address:

______________________________________

______________________________________

______________________________________

EXHIBIT A

STATEMENT OF INVESTOR STATUS

(All Information Will Be Treated Confidentially)

INSTRUCTIONS

This document is intended for a selected group of prospective investors in Angstron Holdings Corporation, a Nevada corporation (“Company”). The primary purpose of this Statement of Investor Status (this “Statement”), to be completed and provided by each Purchaser, is to elicit information sufficient to permit the Company to reasonably conclude that the Purchaser has sufficient investment sophistication, ability to take financial risk associated with the investment, meet the Company’s investment standards and requirements, and meet the requirements of U.S. federal, state and certain other applicable securities laws.

If the answer to any question is “None” or “Not Applicable,” please so state.

YOUR ANSWERS WILL AT ALL TIMES BE KEPT STRICTLY CONFIDENTIAL. EACH PERSON COMPLETING AND SIGNING THIS STATEMENT AGREES, HOWEVER, THAT COMPANY MANAGEMENT MAY PRESENT THIS STATEMENT TO SUCH PARTIES AS MANAGEMENT DEEMS APPROPRIATE IF CALLED ON TO RESPOND TO INQUIRIES, OR ESTABLISH COMPLIANCE WITH THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY OTHER SECURITIES LAWS, OR IN CONNECTION WITH COMPLIANCE WITH ANY OTHER APPLICABLE LAW, RULE OR REGULATION (INCLUDING, WITHOUT LIMITATION, THE U.S. PATRIOT ACT, THE FOREIGN CORRUPT PRACTICES ACT, AND ANTI-MONEY LAUNDERING LAWS, RULES AND REGULATIONS).

A.

IDENTIFYING INFORMATION

Business Address: ___________________________________ ___________________________________	Home Address: ___________________________________ ___________________________________
__________________________________ Business Phone	___________________________________ Home Phone
___________________________________ Business E-mail	___________________________________ Home E-mail
__________________________________ Business Facsimile	___________________________________ Home Facsimile
___________________ Date of Birth	___________________ Marital Status	___________________ Number of Dependents

Country of Citizenship: _________________

  Personal Identification # _________________

Entity Identification #: _________________

  Tax ID Number/SSN: _________________

In what country (and province therein, if applicable) is the Purchaser’s principal residence?

________________________________________________________________________________

If the Purchaser has resided in the above country (and province therein if applicable) for less than one year, or plans to change the Purchaser’s principal residence, please explain:

________________________________________________________________________________

___________________________________________________________________________________

Statement of Investor Status (Exhibit A)

CONFIDENTIAL

Is there any reason the Purchaser might be considered a resident of another country (and state therein if applicable) (e.g., live part of the year, have an office or business, registered to vote, pay taxes or hold a driver’s license in another jurisdiction)?  If so, please explain:

________________________________________________________________________________

___________________________________________________________________________________

B.

ACCREDITED INVESTOR STATUS

If the Purchaser is an “accredited investor” as that term is defined in Regulation D under the Securities Act of 1933, and under other applicable securities laws and regulations, please indicate by initialing the category or categories below that accurately describe the Purchaser’s status [initial all applicable blanks]:

____	A director, executive officer or general partner of Company.
____

A natural person whose individual net worth or joint net worth with spouse at time of purchase exceeds $1,000,000.  (In calculation of net worth, you may include equity in personal property and real estate (excluding your principal residence), cash, short term investments, stocks and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.)

____

A natural person who had an individual income in excess of $200,000 in each of two most recent years or joint income with spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching same level of income in current year.

____

A corporation, limited liability company, partnership, tax-exempt organization (under Section 501(c)(3) of Internal Revenue Code of 1986, as amended) or Massachusetts or similar business trust (i) not formed for specific purpose of acquiring Common Stock and (ii) having total assets in excess of $5,000,000.

____

An entity which falls within one of following categories of institutional accredited investors, set forth in 501(a) of Regulation D under the Securities Act [if you have marked this category, also mark which of following items describes the Purchaser:]

____ 1.

A bank as defined in Section 3(a)(2) of Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of Securities Act whether acting in its individual or a fiduciary capacity.

	____ 2.	A broker/dealer registered pursuant to Section 15 of Securities Exchange Act of 1934.
	____ 3.	An insurance company as defined in Section 2(13) of Securities Act.
	____ 4.	An investment company registered under Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act.
	____ 5.	A Small Business Investment Company licensed by U.S. Small Business Administration under Section 301(c) or (d) of Small Business Investment Act of 1958.
____ 6.

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for benefit of its employees, if such plan has total assets in excess of $5,000,000.

	____ 7.	Any private business development company as defined in Section 202(a)(22) of Investment Advisers Act of 1940.
____ 8.

An employee benefit plan within meaning of Employee Retirement Income Security Act of 1974, if investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

____ 9.

A trust, with total assets in excess of $5,000,000, not formed for specific purpose of acquiring Class A Common Stock offered, whose purchase is directed by sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

___	An entity in which all equity owners are accredited investors as described above.

PURCHASERS MUST INDICATE THE APPLICABLE CATEGORY OR CATEGORIES BY INITIALING EACH APPLICABLE SPACE ABOVE; IF PURCHASERS ARE JOINT INVESTORS, BOTH PARTIES MUST INITIAL.

Statement of Investor Status (Exhibit A)

CONFIDENTIAL

C.

INVESTMENT BACKGROUND AND OBJECTIVES

Approximate number of years the Purchaser has been investing:

Please indicate the frequency of the Purchaser’s investments in small-capitalization equity securities:

.often	..occasionally	..seldom	..never

Mutual funds and private securities investment pools:

.often	..occasionally	..seldom	..never

Marketable securities (stocks, options, derivatives, bonds, debentures, notes):

.often	..occasionally	..seldom	..never

Privately held corporations, limited liability companies and partnerships and start-up ventures (stocks, bonds, debentures, notes, member or partnership interests):

.often	..occasionally	..seldom	..never

Change in Amounts Invested.  Is the total amount of the Purchaser’s investment in this Offering currently substantially more than the total amount that the Purchaser has typically invested overall, in the past several years (other than as the result of market increases)?

Yes      . No      .

If yes, please give details (e.g., when did increase occur, what was approximate value of total prior portfolio):

___________________________________________________________________________________

___________________________________________________________________________________

Knowledge and Experience.  The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Company [check one]:

Yes      . No      .

D.

PURCHASER REPRESENTATIVE

The Purchaser will be eligible to invest in the Company only if the Purchaser is an Accredited Investor and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Company.  If Purchaser does not feel capable of adequately evaluating the merits of an investment in the Offering, the Purchaser must engage a purchaser’s representative.  A purchaser’s representative is an advisor (such as an investment adviser, attorney, accountant or other consultant) with sufficient experience and knowledge in financial and business matters such that he or she is capable of protecting Purchaser’s interests in connection with the proposed investment in the Company.  Does the Purchaser intend to have a “purchaser representative” advise him or her in order to meet this requirement?

Yes      . No      .

Statement of Investor Status (Exhibit A)

CONFIDENTIAL

If yes, the Purchaser should furnish the information indicated below with respect to the Purchaser’s purchaser representative:

Name of Representative: ____________________________________ Address: ____________________________________ ____________________________________ ____________________________________	Name of Firm: ______________________________________ Telephone: _____________________________________

Statement of Investor Status (Exhibit A)

CONFIDENTIAL

E.

NON-U.S. PERSONS

If you are not a U.S. resident (i.e. not a “U.S. Person” as defined below), complete this Part E.  If you are a U.S. Person, please skip to Part F.

The undersigned is requested to initial each paragraph below that applies to the Purchaser.  By initialing each respective paragraph below, the Purchaser hereby indicates Purchaser’s agreement to be bound by each such covenant appearing below, and hereby states that the following representations and acknowledgements are true and correct as indicated below:

________	The undersigned is over the age of 18, and is qualified to make the representations in this document.
________	Purchaser is a legal resident of the jurisdiction indicated as the country of “principal residence” as indicated in Part A above in this Statement, over the past 90 days.
________	Purchaser’s place of residence is outside of the United States.
________	Purchaser is investing in Shares of the Company solely for Subscriber’s own account, and not on behalf of or for the account of any other person.
________	Purchaser will not acquire the Shares for the account or benefit of any U.S. Person (as defined below).
________	At the time of subscription and purchase of the Shares, Purchaser will be located outside the United States.
________

Purchaser is not currently, and when Purchaser acquires the Shares, Purchaser will not be, any of the following (a “U.S. Person”):

a natural person residing in the United States;

a partnership or corporation organized or incorporated under the laws of the United States;

an estate of which any executor or administrator is a U.S. Person;

a trust of which any trustee is a U.S. Person;

an agency or branch of a foreign entity located in the United States;

a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

a partnership or corporation organized or incorporated under the laws of any foreign jurisdiction, that has been is formed by a U.S. Person.

________

Purchaser has been advised, and acknowledges that:

the Shares have not been registered under the U.S. Securities Act of 1933 (“Act”), the securities laws of any state of the United States or the securities laws of any other country;

in conducting a transaction involving issuance of the Shares to the undersigned, the Company is and will be relying upon the “safe harbor” provided by Regulation S under the Act;

it is a condition to the availability of the Regulation S safe harbor that the Shares will not be re-offered or re-sold in the United States or to a U.S. Person until the expiration of a period of six (6) months following the date of receipt of the Shares (“Restricted Period”);

during the Restricted Period the Shares may be offered and sold by the holder only if such offer and sale is made in compliance with Regulation S and other U.S. securities laws, and either:

if the offer or sale is within the United States or to or for the account of a U.S. Person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or pursuant to an exemption from the registration requirements of the Act; or

the offer and sale is outside the United States and is not made to a U.S. Person.

Statement of Investor Status (Exhibit A)

CONFIDENTIAL

________

Purchaser has not engaged, nor is Purchaser aware that any party has engaged, and Purchaser will not engage or cause any third party to engage, in any “directed selling” efforts (as such term is defined in Regulation S) in the United States with respect to the Shares.  Specifically, the undersigned has not taken any action for purposes of, or could have the effect of, conditioning the market or arousing interest for the Shares in the United States.  The undersigned has not placed any advertisements in any publication or made any public announcement in any publication in the United States regarding any offering of the Shares.

________

Purchaser is not a “distributor” of securities.  The Purchaser nor any affiliate, representative or agent acting on Purchaser’s behalf is a “dealer” as such term is defined in the Act.  Specifically, the Purchaser does not intend to act as a distributor or dealer of the Shares.  The Purchaser has not entered into any agreement to distribute the Shares.  The Purchaser is not in the business of buying, selling, trading or brokering securities on behalf of others.

________

The Purchaser hereby represents that Purchaser has complied with all local laws applicable to the undersigned, for the acquisition of the Shares, including:

the legal requirements of my jurisdiction for the purchase and acquisition of the Shares,

any foreign exchange restrictions applicable to such purchase and acquisition,

any governmental or other consents that may need to be obtained, and the transfer, income tax and other tax regulations, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.

________

The Purchaser’s subscription, purchase, acquisition and payment for (as applicable), and the Purchaser’s continued ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s home jurisdiction (i.e. the country or jurisdiction of residence and/or domicile of the Purchaser).

________

The Purchaser understands that the certificates or other instruments representing the Shares shall bear restrictive legends as required under U.S. securities laws, and this legend will effectively restrict transfer of the Shares.

________	The Purchaser understands that hedging activities may not be conducted with respect to the Shares unless in compliance with the Act.
________

If the Purchaser is an entity, (i) the undersigned entity is domiciled in the jurisdiction specified below its address on the signature page of this document, or the address of record for the entity last provided in writing to the Company; (ii) the undersigned entity is a validly existing corporation, limited partnership, or limited liability company (or similar entity) and has all requisite corporate, partnership or limited liability company power and/or similar authority to acquire in the Shares.

________	The Purchaser reasonably believes that the above representations will remain true and accurate at the time when the Purchaser receives the Shares.
________

The Purchaser agrees to promptly notify the Company immediately in the event that any of the above statements becomes untrue or inaccurate, for a period of up to ninety (90) days after the undersigned has executed and delivered this Statement.

Statement of Investor Status (Exhibit A)

CONFIDENTIAL

SUBSCRIPTION AMOUNT

Please complete the following information regarding your subscription:

Shares Subscribed for:

3,683

Subscription Amount:

USD $336,667

_________________________________________________________________________

Exact Name Purchaser would like to appear in Transfer Agent Records for Company Common Stock

Indicate ownership as:

____ (a)

Individual

____ (b)

Community Property

____ (c)

Joint Tenants with Right of Survivorship

) All parties

____ (d)

Tenants in Common

) must sign

____ (e)

Corporate

____ (f)

Partnership

____ (g)

Trust

SIGNATURE

To the best knowledge and belief of the undersigned, the above information is true and correct in all respects.  The undersigned agrees to notify the Company in writing immediately of any material change in any of the foregoing information prior to the consummation of a purchase of securities, and any change in the information in Part A at any time in the future so long as the Purchaser is a holder of the securities sold by the Company.

[Signature Page Follows]

Statement of Investor Status (Exhibit A)

CONFIDENTIAL

The undersigned understands that the information being furnished in this Statement is required primarily to enable the Company, its management and the Placement Agent to determine whether an offer and sale of Shares to the Purchaser may be made in compliance with applicable laws including U.S. federal and state securities laws.

Date: December ____, 2014
Name of Purchaser

Signature

Statement of Investor Status (Exhibit A)

CONFIDENTIAL

EXHIBIT B

CERTIFICATE OF DESIGNATIONS,

PREFERENCES AND RIGHTS

of

SERIES B CONVERTIBLE PREFERRED STOCK

of

ANGSTRON HOLDINGS CORPORATION

Angstron Holdings Corporation, a corporation organized and existing under the laws of the State of Nevada ("Corporation"), hereby certifies that the Board of Directors of the Corporation (the "Board"), in accordance with the provisions of the Corporation's articles of incorporation and by-laws, has authorized and hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $0.001 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the rights, preferences, privileges, powers and restrictions thereof, as follows:

Capitalized terms used and not otherwise immediately defined are defined in Section 9 below.

1.

Designation, Amount and Par Value.  The series of Preferred Stock shall be designated as the "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") and the number of shares so designated shall be Three Thousand Six Hundred Eight-Three (3,683).

2

Stated Value; Dividends.

a.

Stated Value.  The par value of each issued share of Series B Preferred Stock shall be $0.001 per share, and the stated value of each issued share of Series B Preferred Stock shall be deemed to be Ninety One Dollars and Forty One Cents ($91.41) (the "Stated Value").

b.

Dividends.  The Holders of Series B Preferred Stock shall be entitled to receive dividends and other distributions when, as and if declared by the Board of Directors out of funds legally available for such purposes. If at any time the Corporation declares any dividend or other distribution on the Common Stock or any other Junior Security and there are shares of its Series B Preferred Stock issued and outstanding, then a dividend or other distribution shall also be declared on the Series B Preferred Stock payable prior to the dividend or other distribution on the Common Stock or any other Junior Security, entitling each Holder of Series B Preferred Stock to receive the dividend or distribution such holder would have received had such holder converted the Series B Preferred Stock into Conversion Shares as of the record date for determining shareholders entitled to receive such dividend or distribution.

Dividends shall be payable to Holders of record, as they appear on the stock books of the Corporation on such record dates as may be declared by the Board of Directors, not more than sixty (60) days, nor less than ten (10) days preceding the payment dates of such dividends. If the dividend on the Series B Preferred Stock shall not have been paid or set apart in full for the Series B Preferred Stock when payable, the aggregate deficiency shall be cumulative and shall be fully paid or set apart for payment before any dividends shall be paid upon or set apart for, or any other distributions paid made on, or any payments made on account of the purchase, redemption or retirement of, the Common Stock or any other Junior Security. When dividends are not paid in full upon the shares or fractions of a share of Series B Preferred Stock and any shares pari passu with the Series B Preferred Stock, all dividends declared upon this Series Bnd any other shares pari passu with the Series B Preferred Stock shall be declared, pro rata, so that the amount of dividends declared per share or fraction of a share on this Series B Preferred Stock and such other shares pari passu with the Series B Preferred Stock shall in all cases bear to each other the same rates that accrued dividends per share on the shares of Series B Preferred Stock and such other shares pari passu with the Series B Preferred Stock bear to each other.

3.

Voting Rights.  Except as otherwise required by law, each Holder of the shares of Series B Preferred Stock shall have no voting rights.

4.

Liquidation. Dissolution, or Winding-Down.

a.

Payments to Holders of Series B Preferred Stock.  Upon any liquidation, dissolution or winding-down of the Corporation, whether voluntary or involuntary (a "Liquidation") the Holders of the shares of Series B Preferred Stock shall be paid in cash, before any payment shall be paid to the holders of Common Stock, or any other Junior Security, an amount for each share of Series B Preferred Stock held by such holder equal to the sum of the Stated Value thereof (such applicable amount payable with respect to a share of Series B Preferred Stock sometimes being referred to as the "Individual Series B Preferred Liquidation Preference Payment" and with respect to all shares of Series B Preferred Stock in the aggregate sometimes being referred to as the "Aggregate Series B Liquidation Preference Payment"). lf, upon such liquidation, dissolution or winding-down, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series B Preferred Stock shall be insufficient to permit payment to the holders of Series B Preferred Stock of an aggregate amount equal to the Aggregate Series B Liquidation Preference Payment, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series B Preferred Stock (based on the Individual Series B Preferred Liquidation Preference Payments due to the respective holders of Series B Preferred Stock).

b.

Payments to Holders of Junior Security.  After the payment of all preferential amounts required to be paid to the Holders of the Series B Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation senior to or on a parity with the Series B Preferred Stock, the holders of shares of Junior Security then outstanding shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders as otherwise set forth in the Corporation's certificate of incorporation.

5.

Conversion.  The Holders of Series B Preferred Stock shall have the conversion rights as follows.

a.

Right to Convert.  Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the one (1) year anniversary of the Original Issue Date (subject to the limitations set forth in Section 5(1) below), and without the payment of additional consideration by the holder thereof, into such number of fully-paid and nonassessable shares of Common Stock as is determined by dividing the Stated Value per share by the Series B Conversion Price in effect at the time of conversion. If the holder chooses to exercise its option to convert the Series B Preferred Stock prior to the one (1) year anniversary of the Original Issue Date, then such conversion must be approved by written consent of the Board of Directors of the Company. The "Series B Conversion Price" shall initially be $0.0000102796985970042 per share; provided, however that the Series B Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided in Section 6 below. Shares of Series B Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b.

Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Series B Preferred Stock to be converted, the number of shares of Series B Preferred Stock owned prior to the conversion at issue, the number of shares of Series B Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. To effect conversions of shams of Series B Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series B Preferred Stock to the Corporation unless all of the shares of Series B Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series B Preferred Stock promptly following the Conversion Date at issue. Certificates representing the Series B Preferred Stock shall have the following legend:

THE HOLDER AND ANY ASSIGNEE OR TRANSFEREE, BY ACCEPTANCE OF THIS STOCK CERTIFICATE, ACKNOWLEDGE AND AGREE THAT, PURSUANT TO SECTION 5.B. OF THE CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE SERIES B CONVERTIBLE PREFERRED STOCK, THE NUMBER OF SHARES REFLECTED ON THE FACE OF THIS CERTIFICATE MAY NOT BE THE ACTUAL NUMBER OF SHARES HELD BY THE HOLDER OR ASSIGNEE. PLEASE INQUIRE WITH THE CORPORATION AS TO THE ACTUAL NUMBER OF SHARES EVIDENCED BY THIS CERTIFICATE.

c.

Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors, or round-up to the next whole number of shares of Common Stock, at the Corporation's option. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

d.

Mechanics of Conversion.

(i)

Delivery of Certificate Upon Conversion.  Not later than ten (10) Trading Days after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver, or cause to he delivered, to the converting Holder a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of shares of Series B Preferred Stock. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the tenth (10th) Trading Day after the Conversion Date, the applicable Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice by written notice to the Corporation, in which event the Corporation shall promptly return to such Holder any original Series B Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return any Common Stock certificates representing the shares of Series B Preferred Stock tendered for conversion to the Corporation.

(ii)

Obligation Absolute: Damages.  The Corporation's obligation to issue and deliver the Conversion Shares upon conversion of Series B Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. if the Corporation fails to deliver to a Holder such certificate or certificates pursuant to this Section on the tenth (10th) Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Stated Value of Series B Preferred Stock being converted, $10 per Trading Day for each Trading Day after such tenth (10th) Trading Day after the Share Delivery Date until such certificates are delivered.

e.

Reservation of Shares Issuable Upon Conversion.  The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series B Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable upon the conversion of all outstanding shares of Series B Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

6.

Certain Adjustments.

a.

Subdivision or Combination of Stock.  If, at any time while the Series B Preferred Stock is outstanding, the Corporation shall subdivide (whether by way of stock dividend, stock split or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series B Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined (whether by way of stock combination, reverse stock split or otherwise) into a smaller number of shares, the Series B Conversion Price in effect immediately prior to such combination shall be proportionately increased. The Series B Conversion Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 6(a).

b.

Dividends in Stock. Property. Reclassification. if, at any time while the Series B Preferred Stock is outstanding, the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the conversion of the Series B Preferred Stock) shall have received or become entitled to receive, without payment therefore:

(i)

any shares of stock or other securities that are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

(ii)

additional stock or other securities or property (other than cash in respect of which shall be covered by the terms of Section 3(c) above) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 6(a) above), then and in each such case, the Series B Conversion Price shall be adjusted proportionately, and the Holder hereof shall, upon the conversion of the Series B Preferred Stock, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property that such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property. The Series B Conversion Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 6(b).

c.

Reorganization. Reclassification, Consolidation. Merger or Sale.  At any time while the Series B Preferred Stock is outstanding, if any recapitalization, reclassification or reorganization of the capital stock of the Corporation, or any consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or other assets or property (an "Organic Change"), then lawful and adequate provisions shall be made by the Corporation whereby the Holders shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Corporation immediately theretofore purchasable and receivable upon the conversion of the Series B Preferred Stock) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable assuming the full conversion of the Series B Preferred Stock. In the event of any Organic Change, appropriate provision shall be made by the Corporation with respect to the rights and interests of the Holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Series B Conversion Price) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion thereof. To the extent necessary to effect the foregoing provisions, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to each Holder at the last address of such Holder appearing on the books of the Corporation, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase. If there is an Organic Change, then the Corporation shall cause to be mailed to each Holder at its last address as it shall appear on the books and records of the Corporation, at least ten (10) calendar days before the effective date of the Organic Change, a notice stating the date on which such Organic Change is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares for securities, cash, or other property delivered upon such Organic Change; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Each Holder is entitled to convert such Holder's Series B Preferred Stock during the 10-day period commencing on the date of such notice to the effective date of the event triggering such notice. In any event, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall be deemed to assume such obligation to deliver to such Holder such shares of stock, securities or assets even in the absence of a written instrument assuming such obligation to the extent such assumption occurs by operation of law.

d.

Subsequent Equity Sales.  If the Corporation at any time while the Series B Preferred Stock is outstanding, sells, grants or otherwise issues (or announces any sale, grant or other issuance related to the foregoing) any Common Stock or Common Stock Equivalents entitling any person to acquire shares of Common Stock, at an effective price per share less than the then Series B Conversion Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Series B Conversion Price, such issuance shall be deemed to have occurred for less than the Series B Conversion Price on such date of the Dilutive Issuance), then immediately after such issue or sale the Series B Conversion Price then in effect shall be reduced to an amount equal to such Base Share Price, provided that in no event shall the Conversion. Price be reduced below the par value of the Common Stock. Upon each such adjustment of the Series B Conversion Price hereunder, the number of Conversion Shares issuable upon conversion of this Note shall be adjusted to the number of shares determined by multiplying the Series B Conversion Price in effect immediately prior to such adjustment by the number of Conversion Shares issuable upon conversion immediately prior to such adjustment and dividing the product thereof by the Series B Conversion Price resulting from such adjustment. Such adjustment to the Series B Conversion Price shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 6(d) in respect of an Exempt Issuance. The Corporation shall notify the Holder in writing, no later than the third (3rd) Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. In the event any Common Stock Equivalents are issued which have a Common Stock purchase price below the Series B Conversion Price and such Common Stock Equivalents shall be cancelled, expire or otherwise be of no further force or effect, than any prior adjustment to the Series B Conversion Price shall be rescinded. Notwithstanding anything to the contrary contained herein, any good faith issuance of shares of Common Stock issued or issuable to any employees, officers or directors of the Company pursuant to stock grants, option plans, purchase plans, or other employees stock incentive programs or arrangements approved by the Board of Directors, or upon any subsequent exercise of options or warrants granted to such parties pursuant to any such plan or arrangement shall not be deemed a Dilutive Issuance.

e.

Subsequent Rights Offerings.  If the Corporation, at any time while the Series B Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP as of the record date mentioned below, then the Series B Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series B Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of additional shares of Common Stock so issued would purchase at such VWAP; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such additional shares of Common Stock so issued; provided that, (i) for the purpose of this Section 6(e), all shares of Common Stock issuable upon conversion or exchange of convertible securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon conversion or exchange of such outstanding convertible securities shall be determined without giving effect to any adjustments to the conversion or exchange price or conversion or exchange rate of such convertible securities resulting from the issuance of rights, options or warrants that is the subject of this calculation. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

f.

Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall promptly furnish or cause to be furnished to such Holder a like certificate setting forth: (1) such adjustments and readjustments; and (ii) the number of shares and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock.

7.

Redemption upon Triggering Events.

a.

"Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)

the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the shareholders of the Corporation immediately prior to such transaction own less than fifty-one percent (51%) of the aggregate voting power of the Corporation or the successor entity of such transaction, or (B) the Corporation sells or transfers all or substantially all of its assets to another Person and the shareholders of the Corporation immediately prior to such transaction own less than fifty-one percent (51%) of the aggregate voting power of the acquiring entity immediately after the transaction, (C) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (A) through (B) herein, or (D) the change (including, without limitation, by an increase in the number of directors) within any 24-month period of 50% or more of the directors of the Corporation who are members of its Board of Directors on the date hereof;

(ii)

the Corporation fails to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

(iii)

unless specifically addressed elsewhere in this Certificate of Designations as a Triggering Event, the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in this Certificate of Designations, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within twenty (20) calendar days after the date on which written notice of such failure or breach shall have been delivered;

(iv)

there shall have occurred a Bankruptcy Event; or

(v)

any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any Subsidiary or any of their respective property or other assets for greater than $25,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of thirty (30) calendar days.

b.

Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to redeem all of the Series B Preferred Stock then held by such Holder for a redemption price equal to the Stated Value of the Series B Preferred Stock (the "Triggering Redemption Amount"). The Triggering Redemption Amount shall be due and payable within ten (10) Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the "Triggering Redemption Payment Date"). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section, the Corporation will pay interest thereon at a rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full, For purposes of this Section, a share of Series B Preferred Stock is outstanding until such date as the applicable Holder has been paid the Triggering Redemption Amount in cash.

8.

Definitions.  As used herein, the following terms shall have the following meanings:

a.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act, With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

b.

"Bankruptcy Event" means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated.

c.

"Business Day" means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

d.

"Common Stock" means the Corporation's common stock, par value $0.001 per share.

e.

"Common Stock Equivalents" means any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights; options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

f.

"Conversion Shares" means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock in accordance with the terms hereof,

g.

"Exempt Issuance" means (i) shares of Common Stock issued or issuable upon conversion or exchange of any convertible securities or exercise of any options outstanding on the Original Issue Date; (ii) shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock; (iii) shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Sections 6(a) through (c) above; (iv) shares of Common Stock issued in a registered public offering under the Securities Act; (v) shares of Common Stock issued or issuable pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement; or (vi) shares of Common Stock issued or issuable to officers, directors and employees of, or consultants to, the Corporation pursuant to stock grants, option plans, purchase plans or other employee stock incentive programs or arrangements approved by the Board of Directors, or upon exercise of options or warrants granted to such parties pursuant to any such plan or arrangement.

h.

"Holder" means a holder of Series B Preferred Stock.

i.

"Junior Security" means the Common Stock and all other securities of the Corporation, including Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or oh ma to the Series B Preferred Stock in dividend rights or liquidation preference.

j.

"Original Issue Date" means the date the Corporation initially issues the shares of Series B Preferred Stock, regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

k.

"Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

l.

"Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

m.

"SEC" means the United States Securities and Exchange Commission.

n.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

o.

"Subsidiary" shall mean any corporation, association, partnership, limited liability company or other business entity of which more than fifty percent (50%) of the total voting power is, at the lime, owned or controlled, directly or indirectly, by the Corporation or one or more of the other Subsidiaries of the Corporation or a combination thereof

p.

"Trading Day" means any day on which the Common Stock is traded on the primary national or regional stock exchange on which the Common Stock is listed, or if not so listed, the OTC Bulletin Board, if quoted thereon, is open for the transaction of business.

q.

"VWAP" of a share of Common Stock as of a particular date (the "Determination Date") means the price determined by the first of the following clauses that applies: (a) if shares of Common Stock are traded on a national securities exchange (an "Exchange"), the weighted average of the closing sale price of a share of the Common Stock of the Corporation on the last fifteen (IS) Trading Days prior to the Determination Date reported on such Exchange as reported in The Wall Street Journal (weighted with respect to the trading volume with respect to each such day), (b) if shares of Common Stock are not traded on an Exchange but trade in the over-the-counter market and such shares are quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the weighted average of the closing sale price of a share of the Common Stock of the Corporation on the last fifteen (15) Trading Days prior to the Determination Date reported on NASDAQ as reported in The Wall Street Journal (weighted with respect to the trading volume with respect to each such day), (c) if such shares arc an issue for which last sale prices are not reported on NASDAQ, the average of the closing sale price, in each case on the last fifteen (15) Trading Days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding Business Day on which there was such a price or quotation) prior to the Determination Date as reported by the Over the Counter Bulletin Board (the "OTCBB"), or any other successor organization, (d) if no closing sales price is reported for the Common Stock by the OTCBB or any other successor organization for such day, the average of the closing sale price, in each case on the last fifteen (15) Trading Days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business day on which there was such a price or quotation) prior to the Determination Date as reported by the "pink sheets" by the Pink Sheets, LLC, or any successor organization, (e) if no closing sales price is reported for the Common Stock by the OTCBB or any other successor organization for such day, then the average of the high and low bid and asked price of any of the market makers for the Common Stock as reported on the OTCBB or in the "pink sheets" by the Pink Sheets, LLC on the last fifteen (15) Trading Days, or (e) in all other cases, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation.

IN WITNESS WHEREOF, this Certificate of Designations, Preferences and Rights of Series B Preferred Stock has been executed by a duly authorized officer of the Corporation on this 9th day of December, 2014.

ANGSTRON HOLDINGS CORPORATION

By: /s/ Jianguo Xu

Name: Jianguo Xu

Title: President and Chief Executive Officer

[Signature Page to Certificate of Designations]

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES B PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series B Preferred Stock indicated below into shares of common stock, $0.001 par value per share (the "Common Stock"), of Angstron Holdings Corporation, a Nevada corporation (the "Corporation"), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series B Preferred Stock owned prior to Conversion:

Number of shares of Series B Preferred Stock to be Converted:

Stated Value of shares of Series B Preferred Stock to be Converted;
$

Applicable Series B Preferred Stock Conversion Price:

Number of shares of Series B Preferred Stock owned subsequent to Conversion:

[HOLDER]

Name
Title: